DIRECTOR INDEMNIFICATION AGREEMENT

This DIRECTOR INDEMNIFICATION AGREEMENT, dated October 27, 2009, by and among Coachmen Industries, Inc., an Indiana corporation (“Coachmen”), Matthew Sanford and Fabian de Armas (the “Indemnitees”).

WITNESSETH:

WHEREAS, Coachmen desires to retain the services of the Indemnitees as directors of Coachmen;

WHEREAS, as a condition to the Indemnitees’ agreement to serve Coachmen as such, the Indemnitees require that they be indemnified from liability to the fullest extent permitted by law; and

WHEREAS, Coachmen is willing to indemnify the Indemnitees to the fullest extent permitted by law in order to retain the services of the Indemnitees.

NOW, THEREFORE, for and in consideration of the mutual premises and covenants contained herein, Coachmen and the Indemnitees agree as follows:

SECTION 1.  MANDATORY INDEMNIFICATION IN PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF COACHMEN. Subject to Section 4 hereof, Coachmen shall indemnify and hold harmless the Indemnitees from and against any and all claims, damages, expenses (including attorneys’ fees), judgments, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), amounts paid in settlement and all other liabilities actually and reasonably incurred or paid by the Indemnitees in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (other than an action by or in the right of Coachmen) and to which either Indemnitee was or is a party or is threatened to be made a party by reason of the fact that such Indemnitee is or was a member, manager, employee or agent of Coachmen, or is or was serving at the request of Coachmen as an officer, director, partner, trustee, employee or agent of another corporation, company, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of anything done or not done by such Indemnitee in any such capacity or capacities, provided that such Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Coachmen, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

SECTION 2.  MANDATORY INDEMNIFICATION IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.  Subject to Section 4 hereof, Coachmen shall indemnify and hold harmless the Indemnitees from and against any and all expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred or paid by the Indemnitees in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding by or in the right of Coachmen to procure a judgment in its favor, whether civil, criminal, administrative, investigative or otherwise, and to which either Indemnitee was or is a party or is threatened to be made a party by reason of the fact that such Indemnitee is or was a member, manager, employee or agent of Coachmen, or is or was serving at the request of Coachmen as an officer, director, partner, trustee, employee or agent of another corporation, company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by such Indemnitee in any such capacity or capacities, provided that (a) such Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Coachmen, and (b) no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which such Indemnitee shall have been adjudged to be liable for misconduct in the performance of his duty to Coachmen unless and only to the extent that the court in which such action, suit or proceeding was brought (or any other court of competent jurisdiction) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

SECTION 3.  REIMBURSEMENT OF EXPENSES FOLLOWING ADJUDICATION OF NEGLIGENCE. Coachmen shall reimburse an Indemnitee for any expenses (including attorneys fees) and amounts paid in settlement actually and reasonably incurred or paid by such Indemnitee in connection with the investigation, defense, settlement or appeal of any action or suit described in Section 2 hereof that results in an adjudication that the Indemnitee was liable for negligence, gross negligence or recklessness (but not willful misconduct) in the performance of his duty to Coachmen; provided, however, that the Indemnitee acted in good faith and in a manner he believed to be in the best interests of Coachmen.

SECTION 4.  AUTHORIZATION OF INDEMNIFICATION.

4.1           Determination.  If required by law, any indemnification under Sections 1 and 2 hereof (unless ordered by a court) and any reimbursement made under Section 3 hereof shall be made by Coachmen only as authorized in the specific case upon a determination (the “Determination”) that indemnification or reimbursement of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, as the case may be.  Subject to Sections 5.6, 5.7, 5.8 and 8 of this Agreement, the Determination shall be made in the following order of preference:

(a)           first, by Coachmen’s Board of Directors (the “Board”) by majority vote or consent of a quorum consisting of directors who are not, at the time of the Determination, named parties to such action, suit or proceeding (“Disinterested Directors”); or

(b)           next, if such a quorum of Disinterested Directors cannot be obtained, by majority vote or consent of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate) consisting solely of two or more Disinterested Directors; or

(c)           next, if such a committee cannot be designated, by any independent legal counsel; or

(d)           next, if such legal counsel determination cannot be obtained, by vote of the stockholders holding a majority of Coachmen’s capital stock that are represented in person or by proxy and entitled to vote at a meeting called for such purpose, or by written consent, in which case no meeting need be called and who are not, at the time of the Determination, named parties to such action, suit or proceeding.

4.1           No Presumptions.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of Coachmen, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

4.2           Benefit Plan Conduct.  An Indemnitee’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that such Indemnitee reasonably believed to be not opposed to the best interests of Coachmen.

4.3           Reliance as Safe Harbor.  For purposes of any Determination hereunder, an Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Coachmen, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on (a) the records or books of account of Coachmen or another enterprise, including financial statements, (b) information supplied to him by the officers of Coachmen or another enterprise in the course of their duties, (c) the advice of legal counsel for Coachmen or another enterprise, or (d) information or records given or reports made to Coachmen or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by Coachmen or another enterprise.  The term “another enterprise” as used in this Section 4.3 shall mean any other company or any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which such Indemnitee is or was serving at the request of Coachmen as an officer, director, partner, trustee, employee or agent. The provisions of this Section 4.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which such Indemnitee may be deemed to have met the applicable standard of conduct set forth in Sections 1, 2 or 3 hereof as the case may be.

4.4           Success on Merits or Otherwise.  Notwithstanding any other provision of this Agreement, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 1 or 2 hereof, or in defense of any claim, issue or matter therein, such Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal thereof.  For purposes of this Section 4.4, the term “successful on the merits or otherwise” shall include, but not be limited to, (a) any termination, withdrawal, or dismissal (with or without prejudice) of any claim, action, suit or proceeding against the Indemnitee without any express finding of liability or guilt against him, (b) the expiration of 120 days after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement, or (c) the settlement of any action, suit or proceeding under Section 1, 2 or 3 hereof pursuant to which such Indemnitee pays less than $25,000.

4.5           Partial Indemnification or Reimbursement.  If an Indemnitee is entitled under any provision of this Agreement to indemnification and/or reimbursement by Coachmen for some or a portion of the claims, damages, expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement by such Indemnitee in connection with the investigation, defense, settlement or appeal of any action specified in Section 1, 2 or 3 hereof, but not, however, for the total amount thereof, Coachmen shall nevertheless indemnify and/or reimburse such Indemnitee for the portion thereof to which such Indemnitee is entitled.  The party or parties making the Determination shall determine the portion (if less than all) of such claims, damages, expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement for which the Indemnitee is entitled to indemnification and/or reimbursement under this Agreement.

4.6           Additional Indemnification Rights.  Coachmen hereby agrees to each indemnify Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement, Coachmen’s Articles of Incorporation or Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of an Indiana corporation to indemnify the Indemnitees, it is the intent of the parties hereto that the Indemnitees will enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of an Indiana corporation to indemnify the Indemnitees, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.  The indemnification provided by this Agreement shall be in addition to any rights to which either Indemnitee may be entitled under Coachmen’s Articles of Incorporation, Bylaws, any agreement, any vote of stockholders or disinterested directors, the laws of the State of Indiana, or otherwise.

SECTION 5.  PROCEDURES FOR DETERMINATION OF WHETHER STANDARDS HAVE BEEN SATISFIED.

5.1           Costs.  All costs of making the Determination required by Section 4 hereof shall be borne solely by Coachmen, including, but not limited to, the costs of legal counsel, proxy solicitations and judicial determinations.  Coachmen shall also be solely responsible for paying (a) all reasonable expenses incurred by any Indemnitee to enforce this Agreement, including, but not limited to, the costs incurred by any Indemnitee to obtain court-ordered indemnification pursuant to Section 8 hereof, regardless of the outcome of any such application or proceeding, and (b) all costs of defending any suits or proceedings challenging payments to the Indemnitee under this Agreement.

5.2           Timing of the Determination.  Coachmen shall use its best efforts to make the Determination contemplated by Section 4 hereof promptly.  In addition, Coachmen agrees:

(a)           if the Determination is to be made by the Board or a committee thereof, such Determination shall be made not later than fifteen (15) days after a written request for a Determination (a “Request”) is delivered to Coachmen by an Indemnitee;

(b)           if the Determination is to be made by independent legal counsel, such Determination shall be made not later than thirty (30) days after a Request is delivered to Coachmen by an Indemnitee; and

(c)           if the Determination is to be made by Coachmen’s stockholders, such Determination shall be made not later than 120 days after a Request is delivered to Coachmen by an Indemnitee.

The failure to make a Determination within the above-specified time period shall constitute a Determination approving full indemnification or reimbursement of such Indemnitee.  Notwithstanding anything herein to the contrary, a Determination may be made in advance of (a) such Indemnitee’s payment (or incurring) of expenses with respect to which indemnification or reimbursement is sought, and/or (b) final disposition of the action, suit or proceeding with respect to which indemnification or reimbursement is sought.

5.3           Reasonableness of Expenses.  The evaluation and finding as to the reasonableness of expenses incurred by an Indemnitee for purposes of this Agreement shall be made (in the following order of preference) within fifteen (15) days after such Indemnitee’s delivery to Coachmen of a Request that includes a reasonable accounting of expenses incurred:

(a)           first, by the Board by a majority vote of a quorum consisting of Disinterested Directors; or

(b)           second, if such a quorum cannot be obtained under subsection (a), by majority vote of a committee duly designated by the Board (in which designation all directors, whether or not Disinterested Directors, may participate), consisting solely of two or more Disinterested Directors; or

(c)           third, if a finding cannot be obtained under either subsection (a) or (b), by vote or consent of the holders of a majority of Coachmen’s capital stock that are represented in person or by a proxy and are entitled to vote at a meeting called for such purpose and who are not, at the time of the Determination, named parties to such action, suit or proceeding.

All expenses shall be considered reasonable for purposes of this Agreement if the finding contemplated by this Section 5.3 is not made within the prescribed time.  The finding required by this Section 5.3 may be made in advance of the payment (or incurring) of the expenses for which indemnification or reimbursement is sought.

5.4           Payment of Indemnified Amount.  Immediately following a Determination that an Indemnitee has met the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, as the case may be, and the finding of reasonableness of expenses contemplated by Section 5.3 hereof, or the passage of time prescribed for making such determination(s), Coachmen shall pay to such Indemnitee in cash the amount to which such Indemnitee is entitled to be indemnified and/or reimbursed, as the case may be, without further authorization or action by the Board; provided, however, that the expenses for which indemnification or reimbursement is sought have actually been incurred by such Indemnitee.

5.5           Stockholder Proxies on Determination.  In connection with each meeting at which a stockholder Determination will be made, Coachmen shall solicit proxies that expressly include a proposal to indemnify or reimburse the affected Indemnitee.  Any Coachmen proxy statement relating to a proposal to indemnify or reimburse such Indemnitee shall not include a recommendation against indemnification or reimbursement.

5.6           Selection of Independent Legal Counsel.  If the Determination required under Section 4 is to be made by independent legal counsel, such counsel shall be selected by the Board.  The fees and expenses incurred by counsel in making any Determination shall be borne solely by Coachmen regardless of the results of any Determination and, if requested by counsel, Coachmen shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

5.7           Right of Indemnitee to Appeal an Adverse Determination by Board.  If a Determination is made by the Board or a committee thereof that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 3 hereof, upon the written request of the Indemnitee and the Indemnitee’s delivery of $500 to Coachmen, Coachmen shall cause a new Determination to be made by Coachmen’s stockholders at the next regular or special meeting of stockholders.

5.9           Access by Indemnitee to Determination.  Coachmen shall afford to any Indemnitee and his representatives ample opportunity to present evidence of the facts upon which such Indemnitee relies for indemnification or reimbursement, together with other information relating to any requested Determination.  Coachmen shall also afford such Indemnitee the reasonable opportunity to include such evidence and information in any Coachmen proxy statement relating to a stockholder Determination.

5.10           Judicial Determinations in Derivative Suits.  In each action or suit described in Section 2 hereof, Coachmen shall cause its counsel to use its best efforts to obtain from the Court in which such action or suit was brought (a) an express adjudication as to whether such Indemnitee is liable for negligence or misconduct in the performance of his duty to Coachmen, and, if such Indemnitee is so liable, (b) a determination of whether and to what extent, despite the adjudication of liability but in view of all the circumstances of the case (including this Agreement), such Indemnitee is fairly and reasonably entitled to indemnification.

SECTION 6.  SCOPE OF INDEMNITY.  The actions, suits and proceedings described in Sections 1 and 2 hereof shall include, for purposes of this Agreement, any actions that involve, directly or indirectly, activities of an Indemnitee both in his official capacities as a Coachmen director or officer and actions taken in another capacity while serving as director or officer, including, but not limited to, actions or proceedings involving (a) compensation paid to the Indemnitee by Coachmen, (b) activities by such Indemnitee on behalf of Coachmen, including actions in which such Indemnitee is plaintiff, (c) actions alleging a misappropriation of a “corporate opportunity,” (d) responses to a takeover attempt or threatened takeover attempt of Coachmen, (e) transactions by such Indemnitee in Coachmen securities, and (f) such Indemnitee’s preparation for and appearance (or potential appearance) as a witness in any proceeding relating, directly or indirectly, to Coachmen.  In addition, Coachmen agrees that, for purposes of this Agreement, all services performed by an Indemnitee on behalf of, in connection with or related to any subsidiary of Coachmen, any employee benefit plan established for the benefit of employees of Coachmen or any subsidiary, any corporation or partnership or other entity in which Coachmen or any subsidiary has a 5% ownership interest, or any other affiliate of Coachmen, shall be deemed to be at the request of Coachmen.

SECTION 7.  ADVANCE FOR EXPENSES.

7.1           Mandatory Advance.  Expenses (including attorneys’ fees, court costs, judgments, fines, amounts paid in settlement and other payments) incurred by an Indemnitee in investigating, defending, settling or appealing any action, suit or proceeding described in Section 1 or 2 hereof shall be paid by Coachmen in advance of the final disposition of such action, suit or proceeding.  The Company shall promptly pay the amount of such expenses to such Indemnitee, but in no event later than ten (10) days following such Indemnitee’s delivery to Coachmen of a written request for an advance pursuant to this Section 7, together with a reasonable accounting of such expenses.

7.2           Undertaking to Repay.  Each Indemnitee hereby undertakes and agrees to repay to Coachmen any advances made pursuant to this Section 7 if and to the extent that it shall ultimately be found that such Indemnitee is not entitled to be indemnified by Coachmen for such amounts.

7.3           Miscellaneous.  Coachmen shall make the advances contemplated by this Section 7 regardless of an Indemnitee’s financial ability to make repayment, and regardless of whether indemnification of an Indemnitee by Coachmen will ultimately be required.  Any advances and undertakings to repay pursuant to this Section 7 shall be unsecured and interest-free.

SECTION 8.  COURT-ORDERED INDEMNIFICATION.  Regardless of whether an Indemnitee has met the standard of conduct set forth in Sections 1, 2 or 3 hereof, as the case may be, and notwithstanding the presence or absence of any Determination whether such standards have been satisfied, the Indemnitee may apply for indemnification (and/or reimbursement pursuant to Section 3 or 12 hereof) to the court conducting any proceeding to which such Indemnitee is a party or to any other court of competent jurisdiction.  On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification (and/or reimbursement) if it determines such Indemnitee is fairly and reasonably entitled to indemnification (and/or reimbursement) in view of all the relevant circumstances (including this Agreement).

SECTION 9.  NONDISCLOSURE OF PAYMENTS.  Except as expressly required by federal securities laws, neither party shall disclose any payments under this Agreement unless prior approval of the other party is obtained.  Any payments to an Indemnitee that must be disclosed shall, unless otherwise required by law, be described only in Coachmen proxy or information statements relating to special and/or annual meetings of Coachmen’s stockholders, and Coachmen shall afford such Indemnitee the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the events reported.

SECTION 10.  COVENANT NOT TO SUE, LIMITATION OF ACTIONS AND RELEASE OF CLAIMS. In the absence of fraud or criminal allegations, no legal action shall be brought and no cause of action shall be asserted by or on behalf of Coachmen (or any of its subsidiaries) against an Indemnitee, his spouse, heirs, executors, personal representatives or administrators after the expiration of two (2) years following the date such Indemnitee ceases (for any reason) to serve as either an officer or director of Coachmen, and any and all such claims and causes of action of Coachmen (or any of its subsidiaries) shall be extinguished and deemed released unless asserted by filing of a legal action within such two (2) year period.

SECTION 11.  INDEMNIFICATION OF INDEMNITEE’S ESTATE. Notwithstanding any other provision of this Agreement, and regardless of whether indemnification of the Indemnitee would be permitted and/or required under this Agreement, if an Indemnitee is deceased, Coachmen shall indemnify and hold harmless such Indemnitee’s estate, spouse, heirs, administrators, personal representatives and executors (collectively the “Indemnitee’s Estate”) against, and Coachmen shall assume, any and all claims, damages, expenses (including attorneys’ fees), penalties, judgments, fines and amounts paid in settlement actually incurred by the Indemnitee or the Indemnitee’s Estate in connection with the investigation, defense, settlement or appeal of any action described in Section 1 or 2 hereof.  Indemnification of an Indemnitee’s Estate pursuant to this Section 11 shall be mandatory and will not require a Determination or any other finding that such Indemnitee’s conduct satisfied a particular standard of conduct.

SECTION 12. REIMBURSEMENT OF ALL LEGAL EXPENSES.  Notwithstanding any other provision of this Agreement, and regardless of the presence or absence of any Determination, Coachmen promptly (but not later than thirty (30) days following the Indemnitee’s submission of a reasonable accounting) shall reimburse such Indemnitee for all attorneys’ fees and related court costs and other expenses incurred by such Indemnitee (but not for judgments, penalties, fines or amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any action described in Section 1 or 2 hereof (including, but not limited to, the matters specified in Section 6 hereof).

SECTION 13.  LIABILITY INSURANCE.  To the extent Coachmen maintains liability insurance applicable to stockholders, directors, employees, control persons, agents, or fiduciaries, each Indemnitee shall be covered by such policies in such a manner as to provide such Indemnitee the same rights and benefits as are accorded to the most favorably insured of Coachmen’s stockholders, if such Indemnitee is a stockholder, or of Coachmen’s directors, if such Indemnitee is not a stockholder of Coachmen but is a director; or of Coachmen’s key employees, controlling persons, agents or fiduciaries, if such Indemnitee is not a stockholder or director but is a key employee, agent, control person, or fiduciary.

SECTION 14.  MISCELLANEOUS.

14.1           Notice Provision.  Any notice, payment, demand or communication required or permitted to be delivered or given by the provisions of this Agreement shall be deemed to have been effectively delivered or given and received on the date personally delivered to the respective party to whom it is directed, or when deposited by registered or certified mail, with postage and charges prepaid and addressed to the parties at the respective addresses set forth below opposite their signatures to this Agreement.

14.2           Entire Agreement.  Except for the Articles of Incorporation and Bylaws, this Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

14.3           Severability of Provisions.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.  Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

14.4           Applicable Law.  This Agreement shall be governed by and construed under the internal laws of the State of Florida without regard to the choice of law provisions thereof.

14.5           Execution in Counterparts.  This Agreement and any amendment may be executed simultaneously or in two or more counterparts, each of which together shall constitute one and the same instrument.

14.6           Cooperation and Intent.  Coachmen shall cooperate in good faith with the Indemnitee and use its best efforts to ensure that each Indemnitee is indemnified and/or reimbursed for liabilities described herein to the fullest extent permitted by law.

14.7           Amendment.  No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties.

14.8           Binding Effect.  The obligations of Coachmen to the Indemnitee hereunder shall survive and continue as to each Indemnitee even if such Indemnitee ceases to be a director, officer, employee and/or agent of Coachmen.  Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the successors to Coachmen and, upon the death of an Indemnitee, to the benefit of the estate, heirs, executors, administrators and personal representatives of such Indemnitee.

14.9           Gender and Number.  Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

14.10           Nonexclusivity.  The rights of indemnification and reimbursement provided in this Agreement shall be in addition to any rights to which an Indemnitee may otherwise be entitled by statute, bylaw, agreement, vote of stockholders or otherwise.

14.11           Effective Date.  The provisions of this Agreement shall cover claims, actions, suits and proceedings whether now pending or hereafter commenced and shall be retroactive to cover acts or omissions or alleged acts or omissions which heretofore have taken place.

[Signature pages follow]

MIAMI 843906 (2K)

IN WITNESS WHEREOF, Coachmen and the Indemnitees have caused this Director Indemnification Agreement to be duly executed as of the date first above written.

COACHMEN INDUSTRIES, INC.

By: /James T. Holden
Title: Secretary

/s/ Matthew Sanford Matthew Sanford
/s/ Fabian de Armas Fabian de Armas

MIAMI 843906 (2K)